UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 18, 2017
(Date of earliest event reported)

Atlantic Capital Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
3280 Peachtree Road NE, Suite 1600
Atlanta, Georgia 30305
(Address of principal executive offices)
(Zip Code)
(404) 995-6050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Atlantic Capital Bancshares, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2017 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders are set forth below.

Proposal 1: Election of Directors

At the Annual Meeting, the Company’s shareholders elected the persons listed below as directors for a one-year term expiring at the 2018 annual meeting of shareholders or until his or her earlier resignation or retirement or until a successor is elected and qualified.

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Walter M. Deriso, Jr.	20,117,940	53,351	3,058,702
Henchy R. Enden	20,088,719	82,572	3,058,702
John N. Foy	20,147,694	23,597	3,058,702
Douglas J. Hertz	20,113,575	57,716	3,058,702
Adam G. Hurwich	20,103,464	67,827	3,058,702
Brian D. Jones	20,149,194	22,097	3,058,702
D. Michael Kramer	19,563,494	607,797	3,058,702
Stephen A. Levey	20,113,575	57,716	3,058,702
Larry D. Mauldin	20,109,605	61,686	3,058,702
R. Charles Shufeldt	20,149,217	22,074	3,058,702
Lizanne Thomas	20,107,348	63,943	3,058,702
Douglas L. Williams	20,123,320	47,971	3,058,702
Marietta Edmunds Zakas	20,148,017	23,274	3,058,702

Proposal 2: Re-approval of the Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (As Amended and Restated Effective May 18, 2017)

At the Annual Meeting, the Company’s shareholders approved amendments to the Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (As Amended and Restated Effective May 18, 2017).

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
15,877,242	4,275,344	18,753	3,058,702

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

For	Against	Abstentions	Broker Non-Votes
23,206,320	17,431	6,290	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (as amended and restated effective May 18, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Date: May 22, 2017	By:	/s/ Patrick T. Oakes
		Name:	Patrick T. Oakes
		Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (as amended and restated effective May 18, 2017).